UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06570

Name of Fund: MuniYield New Jersey Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, MuniYield New Jersey Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 11/30/05

Date of reporting period: 12/01/04 - 11/30/05

Item 1 - Report to Stockholders

                            MuniYield New Jersey
                            Fund, Inc.

Annual Report
November 30, 2005

MuniYield New Jersey Fund, Inc.

The Benefits and Risks of Leveraging

MuniYield New Jersey Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of November 30, 2005, the percentage of the Fund's total net assets invested in inverse floaters was 7.24%, before the deduction of Preferred Stock.

Swap Agreements

The Fund may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


2       MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2005

A Letter From the President

Dear Shareholder

As the financial markets continued to muddle their way through 2005, the Federal Reserve Board (the Fed) advanced its monetary tightening campaign full steam ahead. The 13th consecutive interest rate hike since June 2004 came on December 13, bringing the target federal funds rate to 4.25%. Oil prices, after reaching record highs on more than one occasion over the past several months, moderated somewhat by period-end, as did inflation expectations. Against this backdrop, most major market indexes managed to post positive results for the current reporting period:

Total Returns as of November 30, 2005                              6-month    12-month
======================================================================================
U.S. equities (Standard & Poor's 500 Index)                        + 5.88%     + 8.44%
--------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                       +10.47      + 8.14
--------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)    +11.23      +13.25
--------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                - 0.48      + 2.40
--------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)     + 0.36      + 3.88
--------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)     + 2.33      + 2.94
--------------------------------------------------------------------------------------

With the kick-off of the holiday shopping season, attention turned to the consumer, who has remained resilient even amid high energy prices and rising interest rates. Some observers surmise that a slowdown in residential real estate may ultimately contribute to a weakening in consumer spending. At this juncture, the outlook remains unclear.

Equity markets moved sideways for much of 2005, notwithstanding a strong rally in the middle of the fourth quarter. Corporate earnings have continued to surprise on the upside and company profit margins remain high, as does productivity. On the other hand, high energy prices, more Fed interest rate hikes, a consumer slowdown and/or the potential for slower earnings growth pose the greatest risks to U.S. stocks. Internationally, many markets have benefited from strong economic statistics, trade surpluses and solid finances. Emerging markets have had a particularly strong year, partly reflecting high economic growth rates and positive financial reforms.

The bond market continued to be characterized by a flattening yield curve. The difference between the two-year and 10-year Treasury yield was just seven basis points (.07%) at period-end, compared to 40 basis points six months ago and 134 basis points 12 months ago.

Navigating the financial markets can be a challenge, particularly during uncertain times. With that in mind, we invite you to visit our online magazine at www.mlim.ml.com/shareholdermagazine. Shareholder is a publication designed to provide insights on investing and timely "food for thought" for investors. We are pleased to make the magazine available online, where we are able to expand our reach in terms of content and readership.

As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                        Sincerely,


                                        /s/ Robert C. Doll, Jr.
                                        Robert C. Doll, Jr.
                                        President and Director


        MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2005                3

A Discussion With Your Fund's Portfolio Manager

      The Fund outperformed its Lipper category average for the fiscal year, benefiting from our focus on longer-dated bonds and ample exposure to lower-rated credits, which continued to perform well.

Describe the recent market environment relative to municipal bonds.

Over the past year, long-term bond yields declined modestly as their prices, which move in the opposite direction, increased. Initially, bond prices rallied strongly as long-term yields declined. More recently, however, yields rose (prices fell) as investors worried that higher energy costs in the wake of Hurricanes Katrina and Rita would pressure inflation upward. Stronger-than-expected third quarter gross domestic product growth also added to inflationary concerns.

The Federal Reserve Board (the Fed) continued to raise short-term interest rates at each of its meetings during the period, lifting the federal funds target rate to 4% by period-end (and to 4.25% on December 13). As short-term interest rates moved higher in concert with the Fed interest rate hikes and longer-term rates declined, the yield curve continued to flatten. During the past 12 months, 10-year Treasury yields rose 13 basis points (.13%) to 4.49%, while 30-year Treasury yields declined 31 basis points to 4.69%. Tax-exempt bond yields exhibited a similar pattern during the year. According to Municipal Market Data, the yield on AAA-rated issues maturing in 30 years declined 21 basis points to 4.55%, while the yield on AAA-rated issues maturing in 10 years rose 21 basis points to 3.87%.

Historically low nominal tax-exempt bond yields continued to encourage municipalities to issue new debt and refund outstanding, higher-couponed issues. During the past year, more than $404 billion in new long-term tax-exempt bonds was issued nationwide, a 12.9% increase over the previous year's total of $360 billion. Year-to-date through November 30, the volume of refunding issues increased by more than 44% on a year-over-year basis. Refunding issues were heavily weighted in the 10-year - 20-year maturity range, putting pressure on intermediate tax-exempt bond yields while supporting longer-term bond prices.

Municipal bond supply in New Jersey increased 6.5% during the fiscal year. The majority of the new supply came to market in the first six months as issuers took advantage of the declining interest rate environment to refinance their outstanding debt. In the latter six months of the period, new issuance dropped 36% versus the same period a year ago.

Describe conditions in the State of New Jersey.

New Jersey's fiscal year 2006 budget was passed on June 30, 2005. Shortly after, Standard & Poor's (S&P) upgraded the state's credit rating to AA while Moody's and Fitch affirmed the state's credit ratings of Aa3 and AA-, respectively, all three with stable outlooks. The S&P rating was based largely on the state's improving revenue collections in fiscal year 2005 and a more structurally balanced 2006 budget when compared to the amount of one-time revenues used in the past several years. However, New Jersey's plan to use $150 million of tobacco settlement refinancing proceeds to balance the 2006 budget was challenged in court. The lawsuit alleged that using the proceeds in the budget was deficit funding and, therefore, was unconstitutional as ruled by New Jersey's Supreme Court last year when the state used revenue from securitizing motor vehicle surcharges and cigarette taxes to balance the budget.

New Jersey's economy continued to show signs of recovery as revenues through the first 10 months of fiscal year 2005 came in better than budget. The largest revenue increase was in the income tax category, which rose by 31.7% compared to the prior year. The state's unemployment rate of 3.9% in October compared favorably to the national unemployment rate of 5%. On the political front, a gubernatorial election in November brought victory for Senator Jon Corzine, who will assume the governor's seat in January.

How did the Fund perform during the fiscal year?

For the 12-month period ended November 30, 2005, the Common Stock of MuniYield New Jersey Fund, Inc. had net annualized yields of 5.83% and 6.23%, based on a year-end per share net asset value of $15.37 and a per share market price of $14.38, respectively, and $.896 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +7.08%, based on a change in per share net asset value from $15.25 to $15.37, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, exceeded the +6.59% average return of the Lipper New Jersey Municipal Debt Funds category for the 12-month period. (Funds in this Lipper category limit their investment to those securities exempt from taxation in New Jersey or a city in New Jersey.) The favorable results were achieved primarily in the first half


4       MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2005
of the fiscal year, when the Fund maintained a neutral duration posture and had a competitive dividend yield. Portfolio performance was somewhat less favorable in the latter six months of the period, partly due to the rise in interest rates all along the curve. We viewed this as an opportunity to lengthen duration modestly versus the Fund's peers, which proved somewhat detrimental on a relative basis, although not enough to derail the strong one-year performance.

Contributing to performance throughout the year was our yield curve strategy, which involved shifting our focus toward longer-dated bonds in an effort to capitalize on the flattening phenomenon. As longer-term issues outperformed, our approach was rewarded. Finally, as credit spreads continued to narrow, albeit at a slower pace in the second half of the period, the portfolio's lower-rated investment grade holdings contributed to the positive attribution.

For the six-month period ended November 30, 2005, the total investment return on the Fund's Common Stock was -.12%, based on a change in per share net asset value from $15.84 to $15.37, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock may vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

We continued to position the Fund for a flattening yield curve, moving our exposure further out and focusing on selected areas of the yield curve that we believed offered compelling value -- typically the 15-year and 25-year sectors. We added these maturities whenever they became available, paying for our purchases through the sale of recently prerefunded holdings that had appreciated significantly in value. When a security is advance refunded, it tends to exhibit risk characteristics more reflective of a 5-year to 10-year bond, which is not our preferred maturity range given the flattening trend. Thus, to offset that dynamic, we generally took opportunities to sell those bonds, particularly those with lower relative yields, and reallocated the proceeds further out.

For the most part, our new purchases have been high-quality issues, as spread contraction has slowed and we believe the outperformance of lower-rated issues may have run its course. In terms of specific sectors, we increased exposure to housing -- an area where we perceive good value and which also tends to be of high quality.

For the six-month period ended November 30, 2005, the Fund's Auction Market Preferred Stock (AMPS) had an average yield of 2.21% for Series A, 2.17% for Series B and 2.22% for Series C. The Fed's interest rate hikes are clearly having a material impact on the Fund's borrowing costs. The Fed raised the short-term interest rate target 200 basis points during the 12-month period (and 25 basis points more on December 13). Still, the tax-exempt yield curve remained relatively steep and continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 35.28% of total net assets, before the deduction of Preferred Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

The Fund ended the period with a duration slightly longer than the average of its peers. We believe this is the appropriate posture at this juncture, as we expect economic growth to slow somewhat in 2006 and believe that current inflationary fears will prove transitory. In addition, market fluctuations over the past year suggest we are at the bottom of a well-established trading range where long-term market rates have previously attracted buyers. Furthermore, additional support may well develop as investors come to the conclusion that the Fed is approaching the end of its interest rate hiking campaign.

Theodore R. Jaeckel Jr., CFA
Vice President and Portfolio Manager

December 13, 2005


        MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2005                5

Portfolio Information as of November 30, 2005

                                                         Percent of
Quality Ratings by                                          Total
S&P/Moody's                                              Investments
--------------------------------------------------------------------
AAA/Aaa .................................................    63.8%
AA/Aa ...................................................     8.1
A/A .....................................................     7.6
BBB/Baa .................................................    18.1
B/B .....................................................     0.6
NR (Not Rated) ..........................................     1.4
Other* ..................................................     0.4
--------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


6       MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2005

Schedule of Investments                                           (in Thousands)

      Face
    Amount    Municipal Bonds                                             Value
==================================================================================
New Jersey--140.9%
----------------------------------------------------------------------------------
   $ 1,000    Burlington County, New Jersey, Bridge Commission
              Revenue Bonds (Governmental Leasing Program),
              5.25% due 8/15/2020                                        $   1,065
----------------------------------------------------------------------------------
     1,500    Delaware River and Bay Authority Revenue Bonds, 5%
              due 1/01/2033 (d)                                              1,544
----------------------------------------------------------------------------------
              Delaware River Joint Toll Bridge Commission,
              New Jersey and Pennsylvania, Bridge Revenue
              Refunding Bonds:
     2,010        5% due 7/01/2021                                           2,087
     3,645        5% due 7/01/2028                                           3,723
----------------------------------------------------------------------------------
     3,930    Delaware River Port Authority of New Jersey and
              Pennsylvania Revenue Bonds, RIB, Series 396,
              8.663% due 1/01/2019 (c)(h)                                    4,620
----------------------------------------------------------------------------------
     2,620    Essex County, New Jersey, Improvement Authority
              Revenue Bonds, Series A, 5% due 10/01/2028 (b)                 2,709
----------------------------------------------------------------------------------
              Garden State Preservation Trust of New Jersey, Capital
              Appreciation Revenue Bonds, Series B (c):
     6,860        5.12%* due 11/01/2023                                      2,979
     4,540        5.25%* due 11/01/2028                                      1,500
----------------------------------------------------------------------------------
              Garden State Preservation Trust of New Jersey, Open
              Space and Farmland Preservation Revenue Bonds,
              Series A (c)(j):
     4,300        5.80% due 11/01/2022                                       4,925
     5,460        5.75% due 11/01/2028                                       6,482
----------------------------------------------------------------------------------
              Gloucester County, New Jersey, Improvement Authority,
              Solid Waste Resource Recovery, Revenue Refunding
              Bonds (Waste Management Inc. Project):
     1,180        AMT, Series B, 7% due 12/01/2029                           1,302
     2,000        Series A, 6.85% due 12/01/2029                             2,198
----------------------------------------------------------------------------------
     1,500    Hudson County, New Jersey, COP, Refunding, 6.25%
              due 12/01/2016 (d)                                             1,780
----------------------------------------------------------------------------------
    13,950    Hudson County, New Jersey, Improvement Authority,
              Facility Lease Revenue Refunding Bonds (Hudson
              County Lease Project), 5.375% due 10/01/2024 (b)              14,695
----------------------------------------------------------------------------------
              Jackson Township, New Jersey, School District, GO (b):
     3,090        5% due 4/15/2018                                           3,265
     3,750        5% due 4/15/2019                                           3,960
----------------------------------------------------------------------------------
              Middlesex County, New Jersey, Improvement Authority,
              County-Guaranteed Revenue Bonds (Golf
              Course Projects):
     1,455        5.25% due 6/01/2022                                        1,566
     3,050        5% due 6/01/2029                                           3,165
----------------------------------------------------------------------------------
       970    Middlesex County, New Jersey, Improvement Authority,
              Senior Revenue Bonds (Heldrich Center Hotel/Conference
              Project), Series A, 5% due 1/01/2020                             974
----------------------------------------------------------------------------------
     1,500    Middlesex County, New Jersey, Pollution Control
              Financing Authority, Revenue Refunding Bonds
              (Amerada Hess Corporation), 6.05% due 9/15/2034                1,601
----------------------------------------------------------------------------------
              Monmouth County, New Jersey, Improvement Authority,
              Governmental Loan Revenue Refunding Bonds (a):
     2,235        5% due 12/01/2015                                          2,383
     2,345        5% due 12/01/2016                                          2,486
----------------------------------------------------------------------------------
              New Jersey EDA, Cigarette Tax Revenue Bonds:
     1,720        5.625% due 6/15/2019                                       1,820
     1,895        5.75% due 6/15/2029                                        1,986
       370        5.50% due 6/15/2031                                          380
       755        5.75% due 6/15/2034                                          788
----------------------------------------------------------------------------------
              New Jersey EDA, EDR (Masonic Charity Foundation
              of New Jersey):
       600        5.25% due 6/01/2024                                          633
       685        5.25% due 6/01/2032                                          718
----------------------------------------------------------------------------------
     1,500    New Jersey EDA, First Mortgage Revenue Bonds
              (Fellowship Village), Series C, 5.50% due 1/01/2028            1,500
----------------------------------------------------------------------------------
              New Jersey EDA, First Mortgage Revenue Refunding
              Bonds, Series A:
     1,250        (Fellowship Village), 5.50% due 1/01/2018                  1,264
     3,500        (Fellowship Village), 5.50% due 1/01/2025                  3,510
     2,500        (The Winchester Gardens at Ward Homestead
                  Project), 5.75% due 11/01/2024                             2,612
     2,000        (The Winchester Gardens at Ward Homestead
                  Project), 5.80% due 11/01/2031                             2,067
----------------------------------------------------------------------------------
              New Jersey EDA, Motor Vehicle Surcharge Revenue
              Bonds, Series A (d):
    14,000        5.25% due 7/01/2033                                       14,832
     2,870        5% due 7/01/2034                                           2,959
----------------------------------------------------------------------------------
              New Jersey EDA, Revenue Bonds :
       400        (Department of Human Services), 5%
                  due 7/01/2011                                                423
       220        (Department of Human Services), 5%
                  due 7/01/2012                                                233
     3,850        (Saint Barnabas Project), Series A, 6.30%*
                  due 7/01/2024 (d)                                          1,591
----------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniYield New Jersey Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
DRIVERS  Derivative Inverse Tax-Exempt Receipts
EDA      Economic Development Authority
EDR      Economic Development Revenue Bonds
GO       General Obligation Bonds
M/F      Multi-Family
RIB      Residual Interest Bonds


        MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2005                7

Schedule of Investments (continued)                               (in Thousands)

      Face
    Amount    Municipal Bonds                                             Value
==================================================================================
New Jersey (continued)
----------------------------------------------------------------------------------
              New Jersey EDA, School Facilities Construction
              Revenue Bonds:
    $5,800        Series L, 5% due 3/01/2030 (c)                         $   6,008
     5,400        Series O, 5.25% due 3/01/2023                              5,737
----------------------------------------------------------------------------------
     6,670    New Jersey EDA, Water Facilities Revenue Bonds (New
              Jersey-American Water Company, Inc. Project), Series A,
              6.875% due 11/01/2034 (b)                                      6,755
----------------------------------------------------------------------------------
     5,975    New Jersey Environmental Infrastructure Trust Revenue
              Bonds (Environmental Infrastructure), Series A, 5.25%
              due 9/01/2017                                                  6,401
----------------------------------------------------------------------------------
     1,100    New Jersey Health Care Facilities Financing Authority,
              Health System Revenue Bonds (Catholic Health East),
              Series A, 5.375% due 11/15/2033                                1,128
----------------------------------------------------------------------------------
              New Jersey Health Care Facilities Financing Authority
              Revenue Bonds:
     1,540        (Children's Specialized Hospital), Series A, 5.50%
                  due 7/01/2036                                              1,590
     1,845        (Pascack Valley Hospital Association), 6.625%
                  due 7/01/2036                                              1,889
     4,000        (Robert Wood University), 5.70% due 7/01/2020 (a)          4,310
     1,845        (RWJ Healthcare Corporation), Series B, 5%
                  due 7/01/2035 (f)                                          1,876
     1,875        (Somerset Medical Center), 5.50% due 7/01/2033             1,895
     6,640        (South Jersey Hospital), 6% due 7/01/2026                  7,070
     2,000        (Southern Ocean County Hospital), 5.125%
                  due 7/01/2031 (f)                                          2,059
     4,200        (Southern Ocean County Hospital), Series A, 6.25%
                  due 7/01/2023                                              4,205
----------------------------------------------------------------------------------
              New Jersey Health Care Facilities Financing Authority,
              Revenue Refunding Bonds:
     1,020        (Atlantic City Medical Center), 6.25%
                  due 7/01/2017                                              1,137
     2,185        (Atlantic City Medical Center), 5.75%
                  due 7/01/2025                                              2,322
     1,650        (Capital Health System Inc.), Series A, 5.75%
                  due 7/01/2023                                              1,756
     5,500        (Holy Name Hospital), 6% due 7/01/2025                     5,701
     1,500        (Meridian Health System Obligation Group), 5.25%
                  due 7/01/2019 (c)                                          1,587
     2,250        (Meridian Health System Obligation Group), 5.375%
                  due 7/01/2024 (c)                                          2,379
     2,195        (Meridian Health System Obligation Group), 5.25%
                  due 7/01/2029 (c)                                          2,313
----------------------------------------------------------------------------------
     4,150    New Jersey State Educational Facilities Authority, Higher
              Education, Capital Improvement Revenue Bonds,
              Series A, 5.125% due 9/01/2022 (a)                             4,402
----------------------------------------------------------------------------------
              New Jersey State Educational Facilities Authority
              Revenue Bonds:
       970        (Bloomfield College), Series A, 6.85%
                  due 7/01/2030                                                986
     2,000        (Georgian Court College Project), Series C, 6.50%
                  due 7/01/2033                                              2,222
     2,165        (Rowan University), Series C, 5.125%
                  due 7/01/2028 (d)                                          2,270
     1,955        (Rowan University), Series C, 5% due 7/01/2034 (d)         2,021
----------------------------------------------------------------------------------
              New Jersey State Educational Facilities Authority,
              Revenue Refunding Bonds:
     5,305        (Montclair State University), Series L, 5%
                  due 7/01/2034 (d)                                          5,484
     1,870        (Princeton Theological Seminary), 5%
                  due 7/01/2026                                              1,949
     3,100        (Princeton University), Series A, 5% due 7/01/2030         3,244
     3,725        (Princeton University), Series E, 5%
                  due 7/01/2013 (g)                                          4,027
     1,000        (Rider University), 5% due 7/01/2017 (f)                   1,039
     1,255        (Rider University), Series A, 5.50% due 7/01/2023 (f)      1,343
     1,450        (Rider University), Series A, 5.25%
                  due 7/01/2034 (f)                                          1,521
----------------------------------------------------------------------------------
     5,155    New Jersey State Higher Education Assistance Authority,
              Student Loan Revenue Bonds, AMT, Series A, 5.30%
              due 6/01/2017 (a)                                              5,242
----------------------------------------------------------------------------------
     2,500    New Jersey State Highway Authority, Garden State
              Parkway General Revenue Refunding Bonds, 5.625%
              due 1/01/2010 (g)                                              2,725
----------------------------------------------------------------------------------
              New Jersey State Housing and Mortgage Finance
              Agency, Home Buyer Revenue Bonds, AMT (d):
     5,350        Series CC, 5.80% due 10/01/2020                            5,575
     3,335        Series U, 5.60% due 10/01/2012                             3,445
----------------------------------------------------------------------------------
     7,175    New Jersey State Housing and Mortgage Financing
              Agency, Capital Fund Program Revenue Bonds, Series A,
              4.70% due 11/01/2025 (c)                                       7,224
----------------------------------------------------------------------------------
     4,535    New Jersey State Housing and Mortgage Financing
              Agency, M/F Revenue Bonds, AMT, Series A, 4.90%
              due 11/01/2035 (b)                                             4,535
----------------------------------------------------------------------------------
     3,620    New Jersey State Transit Corporation, COP (Federal
              Transit Administration Grants), Series B, 5.75%
              due 9/15/2014                                                  3,962
----------------------------------------------------------------------------------
     6,405    New Jersey State Transportation Trust Fund Authority,
              Transportation System Revenue Bonds, Series D, 5%
              due 6/15/2020                                                  6,712
----------------------------------------------------------------------------------
     5,865    New Jersey State Transportation Trust Fund Authority,
              Transportation System Revenue Refunding Bonds,
              Series B, 5.50% due 12/15/2021 (d)                             6,682
----------------------------------------------------------------------------------
     4,870    New Jersey State Turnpike Authority, Turnpike Revenue
              Bonds, Series B, 5.15%* due 1/01/2035 (a)                      3,148
----------------------------------------------------------------------------------
     4,500    New Jersey State Turnpike Authority, Turnpike Revenue
              Refunding Bonds, Series A, 5.75% due 1/01/2010 (d)(g)          4,888
----------------------------------------------------------------------------------
     5,000    Port Authority of New Jersey and New York,
              Consolidated Revenue Bonds, 93rd Series, 6.125%
              due 6/01/2094                                                  5,861
----------------------------------------------------------------------------------
     4,435    Port Authority of New Jersey and New York Revenue
              Bonds, Trust Receipts, AMT, Class R, Series 10,
              8.307% due 1/15/2017 (c)(h)                                    4,731
----------------------------------------------------------------------------------
     5,300    Port Authority of New Jersey and New York, Revenue
              Refunding Bonds, DRIVERS, AMT, Series 153, 7.104%
              due 9/15/2012 (b)(h)                                           5,532
----------------------------------------------------------------------------------
     2,000    Port Authority of New Jersey and New York, Special
              Obligation Revenue Bonds (JFK International Air
              Terminal), AMT, Series 6, 5.75% due 12/01/2022 (d)             2,112
----------------------------------------------------------------------------------


8       MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2005

Schedule of Investments (concluded)                               (in Thousands)

      Face
    Amount    Municipal Bonds                                             Value
==================================================================================
New Jersey (concluded)
----------------------------------------------------------------------------------
    $6,000    Rahway Valley Sewerage Authority, New Jersey, Sewer
              Revenue Bonds (Capital Appreciation), Series A, 4.87%*
              due 9/01/2031 (d)                                          $   1,656
----------------------------------------------------------------------------------
              South Jersey Port Corporation of New Jersey, Revenue
              Refunding Bonds:
     4,280        4.75% due 1/01/2018                                        4,370
     2,485        4.85% due 1/01/2019                                        2,546
     2,000        5% due 1/01/2020                                           2,069
----------------------------------------------------------------------------------
     4,480    Tobacco Settlement Financing Corporation of New
              Jersey, Asset-Backed Revenue Bonds, 5.75%
              due 6/01/2032                                                  4,585
----------------------------------------------------------------------------------
     3,010    Tobacco Settlement Financing Corporation of New
              Jersey Revenue Bonds, 7% due 6/01/2041                         3,417
----------------------------------------------------------------------------------
              Union County, New Jersey, Utilities Authority, Senior
              Lease Revenue Refunding Bonds (Ogden Martin System
              of Union, Inc.), AMT, Series A (a):
     1,585        5.375% due 6/01/2017                                       1,647
     1,175        5.375% due 6/01/2018                                       1,221
----------------------------------------------------------------------------------
              University of Medicine and Dentistry, New Jersey,
              Revenue Bonds, Series A (a):
       945        5.50% due 12/01/2018                                       1,034
     1,900        5.50% due 12/01/2019                                       2,080
     1,870        5.50% due 12/01/2020                                       2,046
     1,435        5.50% due 12/01/2021                                       1,570
==================================================================================
Puerto Rico--8.9%
----------------------------------------------------------------------------------
     1,730    Puerto Rico Commonwealth Highway and
              Transportation Authority, Transportation Revenue
              Refunding Bonds, Series K, 5% due 7/01/2045                    1,695
----------------------------------------------------------------------------------
     3,300    Puerto Rico Electric Power Authority, Power Revenue
              Bonds, Series RR, 5% due 7/01/2028 (e)                         3,435
----------------------------------------------------------------------------------
     2,500    Puerto Rico Electric Power Authority, Power Revenue
              Refunding Bonds, Series PP, 5% due 7/01/2025 (b)               2,619
----------------------------------------------------------------------------------
     1,900    Puerto Rico Industrial, Tourist, Educational, Medical
              and Environmental Control Facilities Revenue Bonds
              (Cogeneration Facility -- AES Puerto Rico Project), AMT,
              6.625% due 6/01/2026                                           2,041
----------------------------------------------------------------------------------
     8,750    Puerto Rico Public Buildings Authority Revenue Bonds,
              DRIVERS, Series 211, 7.14% due 7/01/2021 (d)(h)                9,544
==================================================================================
U.S. Virgin Islands--2.7%
----------------------------------------------------------------------------------
     3,500    Virgin Islands Government Refinery Facilities, Revenue
              Refunding Bonds (Hovensa Coker Project), AMT, 6.50%
              due 7/01/2021                                                  3,947
----------------------------------------------------------------------------------
     1,900    Virgin Islands Public Finance Authority, Refinery
              Facilities Revenue Bonds (Hovensa Refinery), AMT,
              5.875% due 7/01/2022                                           2,044
----------------------------------------------------------------------------------
              Total Municipal Bonds
              (Cost--$317,171)--152.5%                                     332,891
==================================================================================

    Shares
      Held    Short-Term Securities
==================================================================================
     1,429    CMA New Jersey Municipal Money Fund (i)                        1,429
----------------------------------------------------------------------------------
              Total Short-Term Securities
              (Cost--$1,429)--0.7%                                           1,429
==================================================================================
Total Investments (Cost--$318,600**)--153.2%                               334,320

Other Assets Less Liabilities--1.3%                                          2,965

Preferred Stock, at Redemption Value--(54.5%)                             (119,035)
                                                                         ---------

Net Assets Applicable to Common Stock--100.0%                            $ 218,250
                                                                         =========

* Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.
** The cost and unrealized appreciation (depreciation) of investments as of November 30, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ..........................................       $ 318,257
                                                                      =========
      Gross unrealized appreciation ...........................       $  16,615
      Gross unrealized depreciation ...........................            (552)
                                                                      ---------
      Net unrealized appreciation .............................       $  16,063
                                                                      =========

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d)   MBIA Insured.
(e)   CIFG Insured.
(f)   Radian Insured.
(g)   Prerefunded.
(h) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(i) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                              Net       Dividend
      Affiliate                                            Activity      Income
      --------------------------------------------------------------------------
      CMA New Jersey Municipal Money Fund                   (8,202)       $34
      --------------------------------------------------------------------------

(j) This security, or portion thereof, has been purchased on a "when-issued" basis period.

      See Notes to Financial Statements.


        MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2005                9

Statement of Net Assets

As of November 30, 2005
====================================================================================================================
Assets
--------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                        (identified cost--$317,170,881) .......................                        $ 332,891,083
                       Investments in affiliated securities, at value
                        (identified cost--$1,428,961) .........................                            1,428,961
                       Cash ...................................................                               49,956
                       Receivables:
                          Securities sold .....................................     $   7,442,368
                          Interest ............................................         5,944,487
                          Dividends from affiliates ...........................                94         13,386,949
                                                                                    -------------
                       Prepaid expenses .......................................                               11,045
                                                                                                       -------------
                       Total assets ...........................................                          347,767,994
                                                                                                       -------------
====================================================================================================================
Liabilities
--------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Securities purchased ................................        10,169,341
                          Dividends to Common Stock shareholders ..............           142,169
                          Investment adviser ..................................           110,393
                          Other affiliates ....................................             3,570         10,425,473
                                                                                    -------------
                       Accrued expenses .......................................                               57,488
                                                                                                       -------------
                       Total liabilities ......................................                           10,482,961
                                                                                                       -------------
====================================================================================================================
Preferred Stock
--------------------------------------------------------------------------------------------------------------------
                       Preferred Stock, at redemption value, par value $.05 per
                        share (2,400 Series A Shares and 1,500 Series B Shares)
                        and $.10 per share (860 Series C Shares) of AMPS*
                        authorized, issued and outstanding at $25,000 per share
                        liquidation preference ................................                          119,034,744
                                                                                                       -------------
====================================================================================================================
Net Assets Applicable to Common Stock
--------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common Stock ..................                        $ 218,250,289
                                                                                                       =============
====================================================================================================================
Analysis of Net Assets Applicable to Common Stock
--------------------------------------------------------------------------------------------------------------------
                       Common Stock, par value $.10 per share (14,203,242 shares
                        issued and outstanding) ...............................                        $   1,420,324
                       Paid-in capital in excess of par .......................                          203,960,129
                       Undistributed investment income--net ...................     $   1,773,369
                       Accumulated realized capital losses--net ...............        (4,623,735)
                       Unrealized appreciation--net ...........................        15,720,202
                                                                                    -------------
                       Total accumulated earnings--net ........................                           12,869,836
                                                                                                       -------------
                       Total--Equivalent to $15.37 net asset value per share
                        of Common Stock (market price--$14.38) ................                        $ 218,250,289
                                                                                                       =============

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


10      MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2005

Statement of Operations

For the Year Ended November 30, 2005
====================================================================================================================
Investment Income
--------------------------------------------------------------------------------------------------------------------
                       Interest and amortization of premium and discount earned                        $  16,775,271
                       Dividends from affiliates ..............................                               33,558
                                                                                                       -------------
                       Total income ...........................................                           16,808,829
                                                                                                       -------------
====================================================================================================================
Expenses
--------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ...............................     $   1,706,174
                       Commission fees ........................................           303,780
                       Accounting services ....................................           127,284
                       Transfer agent fees ....................................            74,529
                       Professional fees ......................................            51,460
                       Printing and shareholder reports .......................            36,707
                       Custodian fees .........................................            22,502
                       Directors' fees and expenses ...........................            20,680
                       Listing fees ...........................................            19,117
                       Pricing fees ...........................................            18,636
                       Other ..................................................            51,932
                                                                                    -------------
                       Total expenses before reimbursement ....................         2,432,801
                       Reimbursement of expenses ..............................            (9,231)
                                                                                    -------------
                       Total expenses after reimbursement .....................                            2,423,570
                                                                                                       -------------
                       Investment income--net .................................                           14,385,259
                                                                                                       -------------
====================================================================================================================
Realized & Unrealized Gain (Loss)--Net
--------------------------------------------------------------------------------------------------------------------
                       Realized gain on:
                          Investments--net ....................................         5,098,083
                          Futures contracts and forward interest rate swaps--net          438,730          5,536,813
                                                                                    -------------
                       Change in unrealized appreciation--net:
                          Investments--net ....................................        (2,852,489)
                          Futures contracts and forward interest rate swaps--net         (199,135)        (3,051,624)
                                                                                    --------------------------------
                       Total realized and unrealized gain--net ................                            2,485,189
                                                                                                       -------------
====================================================================================================================
Dividends to Preferred Stock Shareholders
--------------------------------------------------------------------------------------------------------------------
                       Investment income--net .................................                           (2,340,043)
                                                                                                       -------------
                       Net Increase in Net Assets Resulting from Operations ...                        $  14,530,405
                                                                                                       =============

      See Notes to Financial Statements.


        MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2005               11

Statements of Changes in Net Assets

                                                                                           For the Year Ended
                                                                                              November 30,
                                                                                    --------------------------------
Increase (Decrease) in Net Assets:                                                       2005               2004
====================================================================================================================
Operations
--------------------------------------------------------------------------------------------------------------------
                       Investment income--net .................................     $  14,385,259      $  15,052,816
                       Realized gain--net .....................................         5,536,813            246,967
                       Change in unrealized appreciation--net .................        (3,051,624)        (2,269,091)
                       Dividends to Preferred Stock shareholders ..............        (2,340,043)        (1,074,596)
                                                                                    --------------------------------
                       Net increase in net assets resulting from operations ...        14,530,405         11,956,096
                                                                                    --------------------------------
====================================================================================================================
Dividends to Common Stock Shareholders
--------------------------------------------------------------------------------------------------------------------
                       Investment income--net .................................       (12,896,544)       (13,635,112)
                                                                                    --------------------------------
                       Net decrease in net assets resulting from dividends to
                        Common Stock shareholders .............................       (12,896,544)       (13,635,112)
                                                                                    --------------------------------
====================================================================================================================
Capital Stock Transactions
--------------------------------------------------------------------------------------------------------------------
                       Offering and underwriting costs resulting from issuance
                        of Preferred Stock ....................................                --           (344,974)
                       Adjustment of offering costs resulting from the issuance
                        of Preferred Stock ....................................            (1,735)                --
                                                                                    --------------------------------
                       Net decrease in net assets derived from Stock
                        transactions ..........................................            (1,735)          (344,974)
                                                                                    --------------------------------
====================================================================================================================
Net Assets Applicable to Common Stock
--------------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets applicable to
                        Common Stock ..........................................         1,632,126         (2,023,990)
                       Beginning of year ......................................       216,618,163        218,642,153
                                                                                    --------------------------------
                       End of year* ...........................................     $ 218,250,289      $ 216,618,163
                                                                                    ================================
                          * Undistributed investment income--net ..............     $   1,773,369      $   2,624,697
                                                                                    ================================

      See Notes to Financial Statements.

Financial Highlights

                                                                                     For the Year Ended November 30,
The following per share data and ratios have been derived           ---------------------------------------------------------------
from information provided in the financial statements.                2005         2004          2003          2002          2001
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
    Net asset value, beginning of year .........................    $  15.25     $  15.39      $  14.84      $  14.78      $  13.99
                                                                    ---------------------------------------------------------------
    Investment income--net .....................................        1.01++       1.06++        1.05++        1.06          1.08
    Realized and unrealized gain (loss)--net ...................         .18         (.14)          .52           .05           .78
    Dividends and distributions to Preferred
     Stock shareholders:
       Investment income--net ..................................        (.16)        (.08)         (.06)         (.09)         (.20)
       Realized gain--net ......................................          --           --            --           --+            --
                                                                    ---------------------------------------------------------------
    Total from investment operations ...........................        1.03          .84          1.51          1.02          1.66
                                                                    ---------------------------------------------------------------
    Less dividends and distributions to
     Common Stock shareholders:
       Investment income--net ..................................        (.91)        (.96)         (.96)         (.96)         (.87)
       Realized gain--net ......................................          --           --            --           --+            --
                                                                    ---------------------------------------------------------------
    Total dividends and distributions to
     Common Stock shareholders .................................        (.91)        (.96)         (.96)         (.96)         (.87)
                                                                    ---------------------------------------------------------------
    Offering and underwriting costs resulting
     from the issuance of Preferred Stock ......................          --         (.02)           --            --            --
                                                                    ---------------------------------------------------------------
    Adjustment of offering costs resulting
     from the issuance of Preferred Stock ......................          --+          --            --            --            --
                                                                    ---------------------------------------------------------------
    Net asset value, end of year ...............................    $  15.37     $  15.25      $  15.39      $  14.84      $  14.78
                                                                    ===============================================================
    Market price per share, end of year ........................    $  14.38     $  14.73      $  14.34      $  14.07      $  14.41
                                                                    ===============================================================


12      MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2005

Financial Highlights (concluded)

                                                                                     For the Year Ended November 30,
The following per share data and ratios have been derived           ---------------------------------------------------------------
from information provided in the financial statements.                2005         2004          2003          2002          2001
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ......        7.08%        5.84%        10.81%         7.22%        12.20%
                                                                    ===============================================================
                       Based on market price per share .........        3.72%        9.72%         8.90%         4.27%        19.45%
                                                                    ===============================================================
===================================================================================================================================
Ratios Based on Average Net Assets of Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of reimbursement** ........        1.09%        1.02%         1.02%         1.05%         1.06%
                                                                    ===============================================================
                       Total expenses** ........................        1.09%        1.03%         1.02%         1.05%         1.06%
                                                                    ===============================================================
                       Total investment income--net** ..........        6.47%        6.94%         6.94%         7.06%         7.26%
                                                                    ===============================================================
                       Amount of dividends to Preferred Stock
                        shareholders ...........................        1.05%         .50%          .40%          .58%         1.33%
                                                                    ===============================================================
                       Investment income--net, to Common Stock
                        shareholders ...........................        5.42%        6.44%         6.54%         6.48%         5.93%
                                                                    ===============================================================
===================================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
-----------------------------------------------------------------------------------------------------------------------------------
                       Dividends to Preferred Stock shareholders        1.97%        1.04%          .89%         1.25%         2.84%
                                                                    ===============================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common Stock,
                        end of year (in thousands) .............    $218,250     $216,618      $218,642      $210,727      $209,617
                                                                    ===============================================================
                       Preferred Stock outstanding, end of year
                        (in thousands) .........................    $119,000     $119,000      $ 97,500      $ 97,500      $ 97,500
                                                                    ===============================================================
                       Portfolio turnover ......................       34.49%       15.35%        28.93%        41.47%        52.03%
                                                                    ===============================================================
===================================================================================================================================
Leverage
-----------------------------------------------------------------------------------------------------------------------------------
                       Asset coverage per $1,000 ...............    $  2,834     $  2,820      $  3,242      $  3,161      $  3,150
                                                                    ===============================================================
===================================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
-----------------------------------------------------------------------------------------------------------------------------------
                       Series A--Investment income--net ........    $    497     $    259      $    225      $    325      $    723
                                                                    ===============================================================
                       Series B--Investment income--net ........    $    479     $    250      $    219      $    292      $    702
                                                                    ===============================================================
                       Series C@--Investment income--net .......    $    500     $     91            --            --            --
                                                                    ===============================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Amount is less than $(.01) per share.
++    Based on average shares outstanding.
@     Series C was issued on August 23, 2004.

      See Notes to Financial Statements.


        MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2005               13

Notes to Financial Statements

1. Significant Accounting Policies:

MuniYield New Jersey Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end Management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange under the symbol MYJ. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on the exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.


14      MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2005

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Offering costs -- Direct expenses related to the public offering of the Fund's Preferred Stock were charged to capital at the time of issuance of the shares. Any adjustments to estimates of offering costs were recorded back to capital.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. The Investment Adviser has agreed to reimburse its management fee by the amount of management fees the Fund pays to FAM indirectly through its investment in the CMA New Jersey Municipal Money Fund. For the year ended November 30, 2005, FAM reimbursed the Fund in the amount of $9,231.

For the year ended November 30, 2004, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $215,000 in connection with the issuance of the Fund's Preferred Stock.

For the year ended November 30, 2005, the Fund reimbursed FAM $8,825 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 2005 were $118,963,437 and $118,121,682, respectively.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Preferred Stock

Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Fund, with a liquidation preference of $25,000 per share plus accrued and unpaid dividends that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at November 30, 2005 were as follows: Series A, 2.90%, Series B, 2.75% and Series C, 2.81%.

Shares issued and outstanding during the year ended November 30, 2005 remained constant. Shares issued and outstanding during the year ended November 30, 2004 increased by 860 shares from the issuance of an additional series of Preferred Stock.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended November 30, 2005, MLPF&S earned $166,930 as commissions.


        MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2005               15

Notes to Financial Statements (concluded)

5. Distributions to Shareholders:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.068000 per share on December 29, 2005 to shareholders of record on December 15, 2005.

The tax character of distributions paid during the fiscal years ended November 30, 2005 and November 30, 2004 was as follows:

--------------------------------------------------------------------------------
                                                  11/30/2005          11/30/2004
--------------------------------------------------------------------------------
Distributions paid from:
   Tax-exempt income ...................         $15,236,587         $14,709,708
                                                 -------------------------------
Total distributions ....................         $15,236,587         $14,709,708
                                                 ===============================

As of November 30, 2005, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt income--net ....................        $  1,430,680
Undistributed long-term capital gains--net ..............                  --
                                                                 ------------
Total undistributed earnings--net .......................           1,430,680
Capital loss carryforward ...............................          (3,170,511)*
Unrealized gains--net ...................................          14,609,667**
                                                                 ------------
Total accumulated earnings--net .........................        $ 12,869,836
                                                                 ============

* On November 30, 2005, the Fund had a net capital loss carryforward of $3,170,511, of which $2,930,955 expires in 2008 and $239,556 expires in
      2012. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.


16      MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2005

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of MuniYield New Jersey Fund, Inc.:

We have audited the accompanying statement of net assets, including the schedule of investments, of MuniYield New Jersey Fund, Inc. as of November 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniYield New Jersey Fund, Inc. as of November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
January 18, 2006

Fund Certification (unaudited)

In May 2005, the Fund filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Important Tax Information (unaudited)

All of the net investment income distributions paid by MuniYield New Jersey Fund, Inc. during the taxable year ended November 30, 2005 qualify as tax-exempt interest dividends for federal income tax purposes.


        MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2005               17

Disclosure of Investment Advisory Agreement

Activities of and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only affiliation with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and certain other funds advised by the Investment Adviser or its affiliates. The Co-chairmen of the Board are also independent directors. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.

Investment Advisory Agreement -- Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement"). The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, the Board requests and receives materials specifically relating to the Fund's Investment Advisory Agreement. These materials include
(a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; and (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement and other relationships with the Fund. The Board also considers other matters it deems important to the approval process such as services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund portfolio transactions, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.

Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement which occurred in August 2005, the independent directors' and Board's review included the following:

Services Provided by the Investment Adviser -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory


18      MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2005
services and the resulting performance of the Fund. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance, having concluded that the other services provided to the Fund by the Investment Adviser were satisfactory. The Board compared Fund performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. For the periods ended May 31, 2005, the Fund's performance after fees and expenses ranked in the third quintile for each of the one- and three-year periods and in the second quintile for the five-year period. Considering these factors, the Board concluded that the nature and quality of these services supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process -- The Board reviews at least annually the Fund's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's municipal investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio managers. The Board also considered the experience of the Fund's portfolio manager and noted that Mr. Jaeckel has more than fifteen years of experience in portfolio management. The Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that expertise.

Management Fees and Other Expenses -- The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. It also compares the Fund's total expenses to those of other comparable funds. The Fund's contractual and actual management fee rates and total expenses were below the median fees and expenses charged by comparable funds, as determined by Lipper. The Board has concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

Profitability -- The Board considers the cost of the services provided to the Fund by the Investment Adviser, and the Investment Adviser's and its affiliates' profits relating to the management of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board also considered federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. The Board believes the Investment Adviser's profits are acceptable in relation to the nature and quality of services provided.

Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board considered economies of scale to the extent applicable to the Fund's closed-end structure and determined that the Fund appropriately benefits from any economies of scale and no changes were currently necessary.

Conclusion

After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


        MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2005               19

Automatic Dividend Reinvestment Plan

How the Plan Works -- The Fund offers a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by The Bank of New York (the "Plan Agent"). Under the Plan, whenever the Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund's net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or
(ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan -- Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan, must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan -- The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees -- There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications -- The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. Participation in the Plan generally will not effect the tax-exempt status of exempt interest dividends paid by the Fund. If, when the Fund's shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information -- All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258,
Telephone: 800-432-8224.


20      MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2005

Officers and Directors

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  President of the MLIM/FAM-advised funds since 2005;   131 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  President of MLIM and FAM since 2001; Co-Head         177 Portfolios
            08543-9011     Director              (Americas Region) thereof from 2000 to 2001 and
            Age: 51                              Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc. ("Princeton
                                                 Services") since 2001; President of Princeton
                                                 Administrators, L.P. ("Princeton Administrators")
                                                 since 2001; Chief Investment Officer of Oppenheimer-
                                                 Funds, Inc. in 1999 and Executive Vice President
                                                 thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or
              FAM acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company Act, of the
              Fund based on his present and former positions with MLIM, FAM, Princeton Services and Princeton Administrators.
              Directors serve until their resignation, removal, or death, or until December 31 of the year in which they turn 72. As
              Fund President, Mr. Doll serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
James H.    P.O. Box 9095  Director     1995 to  Director, The China Business Group, Inc. since 1996   39 Funds        None
Bodurtha**  Princeton, NJ               present  and Executive Vice President thereof from 1996        59 Portfolios
            08543-9095                           to 2003; Chairman of the Board, Berkshire Holding
            Age: 61                              Corporation since 1980; Partner, Squire, Sanders &
                                                 Dempsey from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9095  Director     2005 to  Professor, Harvard University since 1992; Professor,  39 Funds        None
Froot       Princeton, NJ               present  Massachusetts Institute of Technology from 1986 to    59 Portfolios
            08543-9095                           1992.
            Age: 48
------------------------------------------------------------------------------------------------------------------------------------
Joe         P.O. Box 9095  Director     2002 to  Member of the Committee of Investment of Employee     39 Funds        Kimco
Grills**    Princeton, NJ               present  Benefit Assets of the Association of Financial        59 Portfolios   Realty
            08543-9095                           Professionals ("CIEBA") since 1986; Member of                         Corporation
            Age: 70                              CIEBA's Executive Committee since 1988 and its
                                                 Chairman from 1991 to 1992; Assistant Treasurer of
                                                 International Business Machines Corporation ("IBM")
                                                 and Chief Investment Officer of IBM Retirement Fund
                                                 from 1986 to 1993; Member of the Investment Advisory
                                                 Committee of the State of New York Common Retirement
                                                 Fund since 1989; Member of the Investment Advisory
                                                 Committee of the Howard Hughes Medical Institute
                                                 from 1997 to 2000; Director, Duke University
                                                 Management Company from 1992 to 2004, Vice Chairman
                                                 thereof from 1998 to 2004, and Director Emeritus
                                                 thereof since 2004; Director, LaSalle Street Fund
                                                 from 1995 to 2001; Director, Kimco Realty
                                                 Corporation since 1997; Member of the Investment
                                                 Advisory Committee of the Virginia Retirement System
                                                 since 1998, Vice Chairman thereof from 2002 to 2005,
                                                 and Chairman thereof since 2005; Director,
                                                 Montpelier Foundation since 1998 and its Vice
                                                 Chairman since 2000; Member of the Investment
                                                 Committee of the Woodberry Forest School since 2000;
                                                 Member of the Investment Committee of the National
                                                 Trust for Historic Preservation since 2000.


        MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2005               21

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.  P.O. Box 9095  Director     1992 to  John M. Olin Professor of Humanities, New York        39 Funds        None
London      Princeton, NJ               present  University since 1993 and Professor thereof since     59 Portfolios
            08543-9095                           1980; President, Hudson Institute since 1997 and
            Age: 66                              Trustee thereof since 1980; Dean, Gallatin Division
                                                 of New York University from 1976 to 1993;
                                                 Distinguished Fellow, Herman Kahn Chair, Hudson
                                                 Institute from 1984 to 1985; Director, Damon Corp.
                                                 from 1991 to 1995; Overseer, Center for Naval
                                                 Analyses from 1983 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Roberta     P.O. Box 9095  Director     1999 to  Shareholder, Modrall, Sperling, Roehl, Harris &       39 Funds        None
Cooper      Princeton, NJ               present  Sisk, P.A. since 1993; President, American Bar        59 Portfolios
Ramo        08543-9095                           Association from 1995 to 1996 and Member of the
            Age: 63                              Board of Governors thereof from 1994 to 1997;
                                                 Shareholder, Poole, Kelly & Ramo, Attorneys at Law,
                                                 P.C. from 1977 to 1993; Director of ECMC Group
                                                 (service provider to students, schools and lenders)
                                                 since 2001; Director, United New Mexico Bank (now
                                                 Wells Fargo) from 1983 to 1988; Director, First
                                                 National Bank of New Mexico (now Wells Fargo) from
                                                 1975 to 1976; Vice President, American Law Institute
                                                 since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Robert S.   P.O. Box 9095  Director     2002 to  Principal of STI Management (investment adviser)    39 Funds          None
Salomon     Princeton, NJ               present  since 1994; Chairman and CEO of Brothers Asset      59 Portfolios
Jr.         08543-9095                           Management Inc. from 1992 to 1995; Chairman of
            Age: 69                              Salomon Brothers Equity Mutual Funds from 1992 to
                                                 1995; regular columnist with Forbes Magazine from
                                                 1992 to 2002; Director of Stock Research and U.S.
                                                 Equity Strategist at Salomon Brothers Inc. from 1975
                                                 to 1991; Trustee, Commonfund from 1980 to 2001.
------------------------------------------------------------------------------------------------------------------------------------
Stephen B.  P.O. Box 9095  Director     2002 to  Chairman of Fernwood Advisors, Inc. (investment     40 Funds          None
Swensrud    Princeton, NJ               present  adviser) since 1996; Principal,Fernwood Associates  60 Portfolios
            08543-9095                           (financial consultants) since 1975; Chairman of
            Age: 72                              R.P.P. Corporation (manufacturing company) since
                                                 1978; Director of International Mobile
                                                 Communications, Inc. (telecommunications) since
                                                 1998.
            ------------------------------------------------------------------------------------------------------------------------
            *  Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            ** Co-Chairman of the Board and the Audit Committee.

--------------------------------------------------------------------------------
Effective January 1, 2006, Stephen B. Swensrud retired as Director of MuniYield New Jersey Fund, Inc. The Fund's Board of Directors wishes Mr. Swensrud well in his retirement.
--------------------------------------------------------------------------------


22      MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2005

Officers and Directors (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served*  Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and          and 1999 since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999 and
            Age: 45        Treasurer    to       Director since 2004; Vice President of MLIM and FAM from 1990 to 1997; Director of present  Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the
                                                 IQ Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9011  Senior Vice  2002 to  Managing Director (Municipal Tax-Exempt Fund Management) of MLIM since 2000;
Jacob       Princeton, NJ  President    present  Director of MLIM from 1997 to 2000.
            08543-9011
            Age: 54
------------------------------------------------------------------------------------------------------------------------------------
John M.     P.O. Box 9011  Senior Vice  2002 to  Managing Director (Municipal Tax-Exempt Fund Management) of MLIM since 2000;
Loffredo    Princeton, NJ  President    present  Director of MLIM from 1997 to 2000.
            08543-9011
            Age: 41
------------------------------------------------------------------------------------------------------------------------------------
Theodore R. P.O. Box 9011  Vice         1998 to  Managing Director (Municipal Tax-Exempt Fund Management) of MLIM since 2005;
Jaeckel Jr. Princeton, NJ  President    present  Director of MLIM from 1997 to 2005; Vice President of MLIM from 1991 to 1997.
            08543-9011
            Age: 46
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
            08543-9011     Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
            Age: 54                              Investment Management from 2002 to 2004; Managing Director and Global Director of
                                                 Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                                 Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                                 Financial from 1995 to 2000; Senior Counsel in the Commission's Division of
                                                 Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and
            08543-9011                           Princeton Services since 2004.
            Age: 45
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

Preferred Stock:

The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

NYSE Symbol

MYJ

Electronic Delivery

The Fund offers electronic delivery of communi cations to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2005               23

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

MuniYield New Jersey Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from federal and New Jersey income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and New Jersey personal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield New Jersey Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

MuniYield New Jersey Fund, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                 #16381 -- 11/05

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills,
         (2) Robert S. Salomon, Jr., and (3) Stephen B. Swensrud.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending November 30, 2005 - $34,300
                                  Fiscal Year Ending November 30, 2004 - $26,000

         (b) Audit-Related Fees - Fiscal Year Ending November 30, 2005 - $13,200
                                  Fiscal Year Ending November 30, 2004 - $3,000

         The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees, and services rendered in connection with the registration and issuance of a new series of AMPS.

         (c) Tax Fees -           Fiscal Year Ending November 30, 2005 - $5,700
                                  Fiscal Year Ending November 30, 2004 - $5,610

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending November 30, 2005 - $0
                                  Fiscal Year Ending November 30, 2004 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending November 30, 2005 - $5,738,110
             Fiscal Year Ending November 30, 2004 - $12,448,225

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         James H. Bodurtha
         Kenneth A. Froot (as of June 1, 2005)
         Joe Grills
         Herbert I. London
         Roberta Cooper Ramo
         Robert S. Salomon, Jr.
         Stephen B. Swensrud

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -
         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of November 30, 2005.

         (a)(1) Mr. Theodore R. Jaeckel, Jr. is primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Mr. Jaeckel has been a Managing Director of MLIM since 2005. He was a Director of MLIM from 1997 to 2005. Mr. Jaeckel has been a portfolio manager with the Investment Adviser and MLIM since 1991 and has been a Vice President and portfolio manager of the Fund since 1998.

         (a)(2) As of November 30, 2005:

                                                               (iii) Number of Other Accounts and
              (ii) Number of Other Accounts Managed             Assets for Which Advisory Fee is
                    and Assets by Account Type                          Performance-Based
                   Other                                      Other
(i) Name of     Registered      Other Pooled                Registered    Other Pooled
Portfolio       Investment       Investment      Other      Investment     Investment        Other
Manager         Companies         Vehicles      Accounts    Companies       Vehicles        Accounts
              --------------                                ----------

Theodore R.
Jaeckel, Jr.               7               1           0              0               1            0
              $2,336,653,106    $ 20,516,106    $      0    $         0   $  20,516,106     $      0

         (iv) Potential Material Conflicts of Interest

            Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

            Certain investments may be appropriate for the Fund and also for other clients advised by the Investment. Adviser and its affiliates, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Investment Adviser and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Fund may differ from the results achieved by other clients of the Investment Adviser and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Investment Adviser and its affiliates to be equitable to each. The Investment Adviser will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Investment Adviser and its affiliates in the interest of achieving the most favorable net results to the Fund.

            To the extent that the Fund's portfolio management team has responsibilities for managing accounts in addition to the Fund, a portfolio manager will need to divide his time and attention among relevant accounts.

            In some cases, a real, potential or apparent conflict may also arise where (i) the Investment Adviser may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of the Fund's portfolio management team owns an interest in one fund or account he or she manages and not another.

            (a)(3) As of November 30, 2005:

      Portfolio Manager Compensation

      The Portfolio Manager Compensation Program of MLIM and its affiliates, including the Investment Adviser, is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

      Compensation Program

      The elements of total compensation for MLIM and its affiliates portfolio managers are a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

      Base Salary

      Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

      Performance-Based Compensation

      MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, MLIM and its affiliates portfolio manager incentive compensation is based on a formulaic compensation program. MLIM's formulaic portfolio manager compensation program includes: investment performance relative to a subset of general closed-end, New Jersey municipal debt funds over 1-, 3- and 5-year performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the pre-tax performance of the products they manage. If a portfolio manager's tenure is less than 5 years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. MLIM and its affiliates also consider the extent to which individuals exemplify and foster ML & Co.'s principles of client focus, respect for the individual, teamwork, responsible citizenship and integrity. All factors are considered collectively by MLIM management.

      Cash Bonus

      Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

      Stock Bonus

      A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of ML & Co. stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future ML & Co. stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the ML & Co. shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the company's performance. Portfolio managers therefore have a direct incentive to protect ML & Co.'s reputation for integrity.

      Other Compensation Programs

      Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of MLIM mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of MLIM products and promotes continuity of successful portfolio management teams.

      Other Benefits

      Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of ML & Co. and its affiliates, including broad-based retirement, 401(k), health, and other employee benefit plans.

         (a)(4) Beneficial Ownership of Securities. As of November 30, 2005, Mr. Jaeckel does not beneficially own any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MuniYield New Jersey Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    -------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    MuniYield New Jersey Fund, Inc.

Date: January 25, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    MuniYield New Jersey Fund, Inc.

Date: January 25, 2006


By: /s/ Donald C. Burke
    -------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    MuniYield New Jersey Fund, Inc.

Date: January 25, 2006